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Exhibit 10.33

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPERATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

 AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT OF MARKWEST LIBERTY MIDSTREAM & RESOURCES, L.L.C.

        This Amendment No. 3 dated December 19, 2011 (this "Amendment") to the Second Amended and Restated Limited Liability Company Agreement of MarkWest Liberty Midstream & Resources, L.L.C., dated as of November 1, 2009, as amended by that certain Amendment No. 1, dated as of November 20, 2009, and that certain Amendment No. 2, dated as of April 28, 2011 (as so amended and as further amended from time to time, the "Agreement"), is made and entered into by the Company and the undersigned Members of the Company, and hereby amends the Agreement as set forth herein. Capitalized terms not otherwise defined herein shall have the meaning in the Agreement.

        WHEREAS, the Members have never intended for a Transfer of Interests from the NGPMR Group to the MWE Liberty Group to be considered an NGPMR Exit Transaction or a Partial NGPMR Exit Transaction; and

        WHEREAS, pursuant to that unanimous written consent of the Managers and Members dated the date hereof, the Board and the Members have consented to this Amendment; and

        WHEREAS, the undersigned are the sole Members of the Company and pursuant to Section 15.9 of the Agreement, the Members and the Company desire to amend the Agreement to modify the Agreement in the manner set forth in this Amendment;

        NOW THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, hereby agree as follows:

          1.     Section 5.6 of the Agreement is hereby amended by deleting the first paragraph thereof and replacing it with the following:

            "In the event NGPMR receives cash from any NGPMR Exit Transaction or Partial NGPMR Exit Transaction, in each case other than such a transaction that consists of a Transfer of Interests by the NGPMR Group to the MWE Liberty Group (for the purposes of this section, such transaction an "Incentive Interest Transaction") that would result in ** Payout**, simultaneously with the consummation of any such transaction, NGPMR shall pay to MWE Liberty as a fee the following amount**, to the extent applicable:"

          2.     Section 7.2 of the Agreement is hereby amended to add Section 7.2(a)(iii) as follows:

            "(iii)  For the avoidance of doubt, for purposes of this Section 7.2(a), if any member of the NGPMR Group is a Transferring Member, a Third Party Offer to such member of the NGPMR Group for a ROFO Interest will not constitute a Qualifying Third Party Offer if the consideration that would be received by such member of the NGPMR Group for such ROFO Interest pursuant to such Third Party Offer, net of any amount** that would be required to be paid to MWE Liberty pursuant to Section 5.6 as a result of the Transfer of such ROFO Interest to the third party making such Third Party Offer, does not exceed the consideration payable to such member of the NGPMR Group for such ROFO Interest pursuant to any ROFO Offer made by any member or members of the MWE Liberty Group."

          3.     Except as hereby expressly modified by this Amendment, all terms of the Agreement remain in full force and effect. This Amendment shall bind and benefit the Company and its Members and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns.

          4.     The Members agree that the actions of the Board, Members and officers previously taken in connection with the actions, elections and transactions of the Company and contemplated to be taken under this Amendment and the Consent are in all respects, authorized, approved, ratified and confirmed as the acts and deeds of the Company.

          5.     This Amendment may be executed in any number of counterparts, including by electronic transmission, with each such counterpart constituting an original and all of such counterparts constituting but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Company and the Members have executed this Amendment as of the date first written above pursuant to and in accordance with Section 15.9 of the Agreement.

COMPANY:
MARKWEST LIBERTY MIDSTREAM & RESOURCES, L.L.C., a Delaware limited liability company
By:	/s/ Frank M. Semple
Name:	Frank M. Semple
Title:	President and CEO
MEMBERS:
MARKWEST LIBERTY GAS GATHERING, L.L.C., a Delaware limited liability company		M&R MWE LIBERTY, LLC, a Delaware limited liability company
By:	/s/ Frank M. Semple	By:	/s/ John T. Raymond
Name:	Frank M. Semple	Name:	John T. Raymond
Title:	President and CEO	Title:	Managing Partner & CEO

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT OF MARKWEST LIBERTY MIDSTREAM & RESOURCES, L.L.C.

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  Exhibit 10.33
AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF MARKWEST LIBERTY MIDSTREAM & RESOURCES, L.L.C.